UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

current report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2013

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Item 4.01 Changes in Registrant’s Certifying Accountant	3

Item 9.01 Financial Statements and Exhibits	3

Signatures	4

Item 4.01 Changes in Registrant's Certifying Accountant

On April 9, 2013, NewBridge Bancorp (the “Registrant”) advised Grant Thornton, LLP (“Grant Thornton”) that it was being dismissed as the Registrant's independent registered public accounting firm. The decision to dismiss Grant Thornton was considered and approved by the Audit Committee of the Registrant's Board of Directors.

Grant Thornton's reports on the Registrant's financial statements for the fiscal years ended December 31, 2012 and 2011, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2012 and 2011, and through the period ended April 9, 2013, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with its report on the Registrant's financial statements; in addition, there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

On April 9, 2013, the Registrant appointed Dixon Hughes Goodman LLP (“DHG”) as the Registrant's registered public accounting firm for the fiscal year ending December 31, 2013. Neither the Registrant nor anyone on its behalf has consulted with DHG during the last two fiscal years ended December 31, 2012 and 2011, or during any subsequent interim period preceding the date of DHG’s appointment, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements; and as such, no written report or oral advice was provided, and none was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement or a reportable event, as there were none.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith:

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

16.1	Letter from Grant Thornton, regarding change in certifying accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: April 10, 2013	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from Grant Thornton, regarding change in certifying accountant.

5